CONSOLIDATED STATEMENT OF INCOME (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Special charges	$ 68.8	$ 171.3	$ 145.7
Cost of sales
Special charges	14.3	43.2	93.9
Interest expense
Special charges	0	2.5	19.3
Net income (loss) attributable to noncontrolling interest
Special charges	$ 0	$ 0.5	$ 4.5